UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2021 (October 4, 2021)

Eco Innovation Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-73158	85-0842591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16525 Sherman Way, Suite C-1

Van Nuys, CA 91406

(Address of principal executive offices, including zip code)

(747) 224-2453

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Agreement.

Asset Purchase Agreement

On October 4, 2021, Eco Innovation Group, Inc. (the "Company") entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Spruce Construction, Inc., an Alberta Business Corporation (“Spruce Construction”) and Timothy Boetzkes ("Boetzkes"), a resident of the Province of Alberta, Canada and the sole shareholder of Spruce Construction, pursuant to which, the Company, Boetzkes and Spruce Construction agreed to to effect an asset purchase agreement for existing construction equipment and form a new Canadian engineering and construction company in Canada.

Under the Asset Purchase Agreement, the Company agreed to pay Boetzkes one million shares of the Company’s restricted common stock for substantially all of the assets and business of Spruce Construction, consisting of vehicles, tools and equipment for the construction industry, the Spruce Construction name, and the existing book of construction business of Spruce Construction. Pursuant to the Asset Purchase Agreement, the Company, Boetzkes and Patrick Laurie, the CEO of the Company’s Canadian technology subsidiary, ECOIG Canada, have formed a new Alberta Business Corporation to own and deploy the construction assets, named Spruce Engineering & Construction Inc. The Company will own 85% of the voting interests of Spruce Engineering & Construction Inc., with Boetzkes owning 10% and Patrick Laurie 5%.

The closing of the Asset Purchase Agreement was subject to the satisfaction or waiver of customary conditions to closing, as disclosed in the term sheet for the project disclosed by the Company and filed as Exhibit 10.1 in the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 11, 2021.

Lock-Up Leak-Out Agreement

On October 4, 2021, in connection with the Asset Purchase Agreement, Boetzkes entered into a Lock-Up and Leak-Out Agreement with the Company pursuant to which, among other thing, such shareholder agreed to certain restrictions regarding the resale of the common stock issued pursuant to the Asset Purchase Agreement for a period of six months from the date of the Asset Purchase Agreement, as more fully detailed therein.

Shareholders Agreement

On October 4, 2021, in connection with the Asset Purchase Agreement, the Company entered into a shareholders agreement (the “Shareholders Agreement”) with Timothy Boetzkes and Patrick Laurie. Under the Shareholders Agreement, Patrick Laurie agreed to serve as the Chief Executive Officer and Timothy Boetzkes agreed to serve as the Chief Operating Officer of Spruce Engineering & Construction Inc. The Shareholders Agreement provides for certain terms of governance, restrictive covenants including confidentiality and noncompetition, and transfer restrictions on the parties’ equity with regards to Spruce Engineering & Construction Inc.

Employment Agreements

On October 4, 2021, in connection with the Asset Purchase Agreement, Spruce Engineering & Construction Inc., of which the Company is the 85% voting equity holder, entered into employment agreements (the “Employment Agreements”) with Timothy Boetzkes and Patrick Laurie, pursuant to which Patrick Laurie shall serve as the Chief Executive Officer and Timothy Boetzkes shall serve as the Chief Operating Officer of Spruce Engineering & Construction Inc. Ancillary to the Employment Agreements, Boetzkes and Laurie also entered into restricted stock award agreements governing their minority equity stakes in Spruce Engineering & Construction Inc., which provide for a repurchase option allowing Spruce Engineering & Construction Inc. to clawback equity in the event of the employees’ for-cause termination.

The description of the agreements above are qualified in their entirety by reference to the full text of the agreements filed as Exhibits hereto, which are incorporated herein by reference. These agreements have been included as exhibits to this Current Report on Form 8-K to provide investors and securityholders with information regarding certain of their respective terms and conditions. This information is not intended to provide any financial or other information about the parties to the agreements or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the agreements are made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the agreements, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the agreements or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the dates of the agreements, and such subsequent information may not be fully reflected in public disclosures by the parties to the applicable agreement. The information in these agreements should be considered in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the SEC.

Item 3.02 Unregistered Sale of Equity Securities.

The description of the Asset Purchase Agreement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The issuance of the Company’s common stock was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for the offer and sale of securities not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Exhibit Description
10.1	Form Of Asset Purchase Agreement dated October 4, 2021, between registrant, Spruce Construction, Inc., an Alberta, Canada corporation, and Timothy Boetzkes *
10.2	Form of Lock-Up Agreeement *
10.3	Form of Shareholders Agreement *
10.4	Form of Employment Agreement *
10.5	Form of Employment Agreement *
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO INNOVATION GROUP, INC.

	By:	/s/ Julia Otey-Raudes
Date: October 8, 2021		Julia Otey-Raudes
Principal Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
10.1	Form Of Asset Purchase Agreement dated October 4, 2021, between registrant, Spruce Construction, Inc., an Alberta, Canada corporation, and Timothy Boetzkes *
10.2	Form of Lock-Up Agreement *
10.3	Form of Shareholders Agreement *
10.4	Form of Employment Agreement *
10.5	Form of Employment Agreement *
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Filed herewith.